OCEAN PARK INTERNATIONAL ETF
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.8%
	EQUITY - 99.8%
754	iShares MSCI Australia ETF	$ 20,441
653	iShares MSCI Brazil ETF	19,257
597	iShares MSCI EAFE Small-Cap ETF	40,417
645	iShares MSCI Emerging Markets Min Vol Factor ETF	40,442
267	iShares MSCI Japan ETF	19,101
343	iShares MSCI Mexico ETF	18,423
349	iShares MSCI Taiwan ETF	18,801
748	JPMorgan BetaBuilders Developed Asia Pacific-ex	40,414
5,239	Vanguard FTSE All-World ex-US ETF	330,056
4,194	Vanguard FTSE Emerging Markets ETF	200,683
456	Vanguard International Dividend Appreciation ETF	40,256
	TOTAL EXCHANGE-TRADED FUNDS (Cost $740,963)	788,291

	TOTAL INVESTMENTS - 99.8% (Cost $740,963)	$ 788,291
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	1,349
	NET ASSETS - 100.0%	$ 789,640

EAFE	- Europe, Australasia and Far East
ETF	- Exchange-Traded Fund
MSCI	- Morgan Stanley Capital International